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                                                              EXHIBIT 10.2(b)(2)
                                                              ------------------

                                   SCHEDULE TO
     FORM OF NON-QUALIFIED STOCK OPTION AND REPURCHASE AGREEMENT, AS AMENDED
                                EKCO GROUP, INC.

     The following employees of the Company each have one or more Non-Qualified Stock Option and Repurchase Agreements with the Company which are identical in form to the foregoing Form of Non-Qualified Stock Option and Repurchase Agreement, as amended, and the following information specifies the grant dates, number of shares granted and exercise price of each option:


                                                                      NO OF SHARES
NAME AND POSITION                               GRANT DATE            GRANTED           EXERCISE PRICE
---------------------------------------------   ----------            ------------      --------------

John Jay Althoff, Vice President, Secretary &    10/14/97             15,000            $ 8.1875
General Counsel

Stuart B. Cohen, Vice President, Strategic       06/13/95              7,161             6.0625
Planning &Business Development                   02/06/96             12,847             5.9375
                                                 02/04/97              6,424             4.2500

Donato A. DeNovellis, Executive Vice Presi-      07/14/93             30,000            10.0625
dent, Finance & Administration and Chief         01/24/94             20,000             7.4375
Financial Officer                                01/03/95             24,538             6.5000
                                                 02/06/96             24,538             5.9375
                                                 02/04/97             12,269             4.2500
                                                 02/10/98             15,000             8.2500

John T. Haran, Vice President, Finance &         02/06/96              9,295             5.9375
Administration, Ekco Housewares, Inc.

Brian R. McQuesten, Vice President &             01/18/90              8,500             2.5625
Controller                                       01/13/92              9,500            10.0625
                                                 01/19/93             10,000            11.3125
                                                 01/24/94              8,500             7.4375
                                                 01/03/95              6,992             6.5000
                                                 02/06/96              8,401             5.9375
                                                 02/04/97              4,131             4.2500

Linda R. Millman, Associate General Counsel      02/06/96              3,000             5.9375
& Assistant Secretary

Paul S. Neustadt, Vice President & Chief Infor-  05/20/97              7,500             5.0625
mation Officer

Susan M. Scacchi, Treasurer                      02/04/97              2,500             4.2500

Jeffrey A. Weinstein, Executive Vice President   01/18/90             22,000             2.5625
and President & Managing Director of Ekco        01/13/92             27,300            10.0625
International, Inc.                              01/19/93             60,000            11.3125
                                                 01/24/94             22,000             7.4375
                                                 02/06/96             16,491             5.9375
                                                 02/04/97              8,246             4.2500

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